December 5, 2008

THE DREYFUS/LAUREL FUNDS, INC.:

DREYFUS MONEY MARKET RESERVES
DREYFUS U.S. TREASURY RESERVES
DREYFUS AMT-FREE MUNICIPAL RESERVES

Supplement to Statement of Additional Information Dated March 1, 2008

The following information supplements information contained in the Statement of Additional Information under the caption “How To Buy Shares”:

Fund shares are offered without regard to the minimum initial investment requirements to Board members of the Company.